Data Compare Summary (Total)
Run Date - 3/6/2025 12:35:44 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Street	1	892	0.11%	892
City	0	892	0.00%	892
State	0	892	0.00%	892
Zip	9	892	1.01%	892
Note Date	1	892	0.11%	892
Original Loan Amount	1	892	0.11%	892
Amortization Term	0	892	0.00%	892
Original Interest Rate	0	892	0.00%	892
Appraised Value	503	892	56.39%	892
Originator Application Date	96	892	10.76%	892
Borrower Full Name	174	892	19.51%	892
Investor: Qualifying Total Debt Ratio	25	892	2.80%	892
Disbursement Date	7	892	0.78%	892
Coborrower Full Name	57	322	17.70%	892
Total	874	11,918	7.33%	892